Exhibit 10.1

Execution Copy

NOTE PURCHASE AGREEMENT

dated March 28, 2019,

by and among

SUNNOVA RAYS I ISSUER, LLC,

as Issuer,

SUNNOVA RAYS I DEPOSITOR, LLC,

as Depositor,

SUNNOVA RAYS I MANAGEMENT, LLC,

as Facility Administrator, Manager and Servicer,

and

THE PURCHASERS NAMED HEREIN

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

THE PURCHASERS NAMED ON EXHIBIT A HERETO WITH RESPECT TO EACH CLASS OF NOTES (the “Initial Purchasers” and, together with any Additional Purchasers, the “Purchasers”)

March 28, 2019

Ladies and Gentlemen:

Sunnova RAYS I Issuer, LLC, a Delaware limited liability company (the “Issuer”), has duly authorized the issuance and sale of asset-backed notes (collectively, the “Notes”) to be authorized, issued and authenticated pursuant to an Indenture, dated as of the date hereof (together with any Indenture Supplement, the “Indenture”), by and among the Issuer and Wilmington Trust, National Association, as indenture trustee (in such capacity, the “Indenture Trustee”). Payments and transfers of the Notes will be subject to the terms and conditions of the Indenture and the Notes. Capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Indenture, a copy of which has been provided to the Purchasers. Any reference in this Note Purchase Agreement, as supplemented by any Note Purchase Agreement Supplement substantially in the form of Exhibit C hereto (each a “NPA Supplement” and, collectively, this “Agreement”) to “herein”, “hereto”, “hereunder” or terms of similar import shall refer collectively to this Agreement, each NPA Supplement, and all schedules, exhibits and other attachments to this Agreement and each NPA Supplement. The Purchasers have agreed, severally but not jointly, to purchase the applicable Class of Notes from time to time as specified herein. The Notes purchased by the Purchasers hereunder will be represented by certificated Notes in definitive, fully registered form.

For good and valuable consideration, the Issuer hereby agrees with each Purchaser as follows:

Section 1. Purchase, Sale, Payment and Delivery of the Notes.

(a) At any time and from time to time, but in no event more than once per month and no more than two times in any calendar quarter, prior to the first anniversary of the date hereof, the Issuer may, at its option, offer Notes of any Class and Series for sale to the Purchasers under this Agreement in one or more issuances by delivering a draft NPA Supplement to the Purchasers no less than seven (7) Business Days prior to the Closing Date set forth in such NPA Supplement; provided that (i) the principal amount of any series of Class A Notes issued hereunder shall not be less than $25 million (or, if less, the maximum remaining amount of Notes available to be issued pursuant to clause (ii) of this paragraph (a)), (ii) the aggregate principal amount of Notes of all Series purchased hereunder shall not exceed $403,000,000 and (iii) either (A) such Notes will, for U.S. federal income tax purposes, have the same issue price and issue date as do any Notes that are Outstanding at that time, or (B) such Notes will have a CUSIP or private placement number different from that of any Notes that are Outstanding at that time (or other similar tracking condition).

(b) On the Closing Date set forth in such NPA Supplement, on the terms and subject to satisfaction of the conditions set forth in this Agreement (including Section 4), the Indenture and the other Transaction Documents, the Issuer shall issue and sell, and each Purchaser shall severally purchase its Pro Rata Share of, the Notes of the applicable Class and Series at the

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

time and place specified in the related NPA Supplement, for the Class A Notes, at the issuance price equal to 100% of the principal value of such Class A Notes, and for the Class B Notes, at the issuance price set forth in the related NPA Supplement; provided that, the aggregate principal amount of all Class A Notes or Class B Notes, as applicable, purchased by each Purchaser shall not exceed the amount set forth opposite such Purchaser’s name on Exhibit A hereto under “Maximum Class A Notes to be Purchased” or “Maximum Class B Notes to be Purchased”, as applicable. On any date of determination, a Purchaser’s “Pro Rata Share” shall, with respect to any Class of Notes, equal a percentage determined by dividing the amount set forth opposite such Purchaser’s name on Exhibit A hereto under “Maximum Class A Notes to be Purchased” or “Maximum Class B Notes to be Purchased”, as applicable, by the sum of the amounts set forth opposite the names of all Purchasers under Maximum Class A Notes to be Purchased” or “Maximum Class B Notes to be Purchased”, as applicable.

Section 2. Representations, Warranties and Covenants of the Sunnova Parties. Each of the Issuer, the Depositor and Sunnova RAYS I Management, LLC (collectively, the “Sunnova Parties”) represents, warrants, covenants and agrees with the Purchasers that, on the date hereof and as of the applicable Closing Date:

(a) Such Person is a limited liability company validly existing and in good standing under the laws of the jurisdiction of its organization, with limited liability company power and authority to execute, deliver and perform its obligations under each of the Transaction Documents to which it is a party. Such Person is duly qualified to do business as a foreign business entity and is in good standing in all jurisdictions in which the ownership or lease of property or the conduct of its business as currently conducted, or as contemplated under the Transaction Documents to which it is a party, requires such qualifications, except those jurisdictions in which failure to be so qualified would not reasonably be expected to have a Material Adverse Effect.

(b) The execution, delivery and the performance by such Person of its obligations under the Transaction Documents to which it is a party have been duly authorized by all necessary limited liability company action on the part of such Person, and the related authorizing resolutions and such authorizations and approvals are in full force and effect and have not been amended, modified or rescinded except as may have been agreed in writing by the Purchasers. The Notes have been duly authorized by the Issuer and, when the Notes are authenticated, delivered and paid for pursuant to this Agreement, such Notes will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Issuer entitled to the benefits provided by the Indenture, and enforceable in accordance with terms and conditions therein, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights in general, and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity). When executed and delivered by each Sunnova Party, each of the Transaction Documents to which it is a party will constitute the legal, valid and binding obligation of such Person, enforceable in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights in general, and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(c) No form of general solicitation or general advertising was used by any such Person in connection with the offer and sale of any Notes. No potential investors who were not institutional investors were solicited or otherwise approached by any Sunnova Party or any representative of any of them for the purpose of offering any Notes for sale. No such Person has offered or sold, or will offer or sell, any Notes in any manner that would render the issuance and sale of such Notes a violation of the Securities Act or state blue sky laws, or require registration pursuant thereto, nor has any such Person authorized, nor will any such Person authorize, any other Person to act in such manner.

(d) Assuming that the representations, warranties and covenants of each Purchaser contained in this Agreement are true and correct in all material respects and have been and will be complied with in all material respects and that the Notes are offered and sold in accordance with the applicable Transaction Documents, no registration of any Notes under the Securities Act is required for the offer, sale and delivery of the Notes at the time and in the manner contemplated by this Agreement and the Indenture.

(e) All of the representations and warranties made by such Person in the Transaction Documents to which it is a party are true and correct in all material respects as of each Closing Date, other than representations and warranties with respect to matters set forth on Schedule I of the Sale and Contribution Agreement that refer to the related Cut-Off Date or other matters that refer to a specific date, which shall be true and correct in all material respects on and as of such related Cut-Off Date or other specified date.

(f) None of the Sunnova Parties is in breach of or in default under, (i) any applicable constitutional provision, law or rule or regulation, (ii) its organizational documents, (iii) any applicable judgment, order or decree or (iv) any trust agreement, loan agreement, indenture, bond, note, resolution, ordinance, agreement or other instrument to which such Person is a party or to which such Person or any of its properties or other assets is otherwise subject, and no event has occurred and is continuing which, with the passage of time or the giving of notice, or both, would constitute a default or event of default under any such instrument, except, in each case, as would not reasonably be expected to have a Material Adverse Effect. The authorization, execution and delivery by each Sunnova Party of the Transaction Documents to which it is a party and performance by such Person of the obligations on its part to be performed under such Transaction Documents does not and will not (i) conflict with or constitute a material breach of or material default under (A) any applicable constitutional provision, law or rule or regulation, (B) such Person’s organizational documents, (C) any applicable judgment or decree or (D) any license, permit, trust agreement, loan agreement, indenture, bond, note agreement or other instrument to which such Person (or any of its officers in their respective capacities as such) is subject, or by which it or any of its properties is bound, or (ii) result in the creation or imposition of any lien, charge or other security interest or encumbrance of any nature whatsoever upon any of its assets or properties or under the terms of any such law, regulation or instrument, except for Permitted Liens.

(g) All written information contained in the Transaction Documents and any other documents, reports, financial models or other written information provided to the Purchasers, in each case, prepared by such Person or was prepared by a third party on behalf of such Person in connection with the transactions contemplated by the Transaction Documents (collectively, the

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Information”) fairly describe as of its respective date, in all material respects, the Transaction, the Trust Estate and the general nature of the business and principal assets of the Sunnova Parties (including the Financing Fund Documents but excluding any term sheet with respect to the Transaction Documents which are superseded by the Transaction Documents). The Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(h) There is no fact known to such Person that materially adversely affects or, so far as such Person can now reasonably foresee, will materially adversely affect the ability of such Person, any Managing Member or any Financing Fund to perform its respective obligations under any Transaction Document to which it is a party.

(i) Annex B to each NPA Supplement sets forth a complete and correct list of all Managing Member Interests contributed to the Issuer on the date thereof and the related Financing Funds, showing, as to each such Person, as of the date thereof, the name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Issuer or the related Managing Member, as applicable. There are no outstanding contracts, options, warrants, instruments, documents or agreements binding upon the Depositor or Issuer granting to any Person or group of Persons any right to purchase or acquire any Managing Member Membership Interests or any Financing Fund Interests, other than, with respect to any Financing Fund Interests, the related Financing Fund Documents made available to the Purchasers on or prior to the date the related NPA Supplement was delivered.

(j) All of the outstanding Managing Member Membership Interests of the Managing Members listed on Annex B to the NPA Supplements have been contributed and/or sold to the Issuer, free and clear of any Lien other than Permitted Liens. The related Managing Member owns all of the issued and outstanding Financing Fund Interests in each Financing Fund.

(k) All federal, state and local tax returns and reports of each Sunnova Entity required to be filed have been timely filed (or each such Person has timely filed for an extension and the applicable extension has not expired), and all Taxes, assessments, and other governmental charges (including any payments in lieu of Taxes) upon such Persons and upon its properties, assets, income, profits, businesses and franchises which are due and payable have been timely paid except (i) to the extent the same are being contested in accordance with Section 3.01(d) of the Indenture or (ii) to the extent the effect of the failure to file such tax return and reports or to pay such Taxes, assessments, and other governmental charges would not reasonably be expected to result in a Material Adverse Effect. None of the Issuer, any Managing Member nor any Financing Fund is responsible for material income or franchise tax (other than standard payments owed to Delaware or any other state where such Person is qualified to do business). The Issuer and each of the Managing Members is, and shall at all relevant times continue to be, a “disregarded entity” within the meaning of U.S. Treasury Regulation § 301.7701-3 that is disregarded as separate from a United States person (within the meaning of Section 7701(a)(30) of the Code) for U.S. federal income tax purposes. None of the Issuer, Managing Members or Financing Funds is, nor shall become, an association, a publicly traded partnership or a taxable mortgage pool that is taxable as a corporation for U.S. federal income tax purposes. None of the Issuer, Managing Members or Financing Funds is, nor shall become, subject to any tax in any jurisdiction outside the United States.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(l) There is no action, suit or proceeding at law or in equity, before or by any court, government agency, public board or body (collectively and individually, an “Action”) pending with respect to which any Sunnova Party has been served with process which could reasonably be expected to result in a Material Adverse Effect.

(m) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the execution, delivery or performance by any Sunnova Party of any Transaction Document to which it is a party except (i) those that have been obtained, filed or made on or prior to the applicable Closing Date, (ii) such as may be required under state securities or blue sky laws in any jurisdiction in connection with the purchase and sale of the Notes by the Purchasers and (iii) if not required to be obtained, filed or recorded on or prior to the applicable Closing Date, that will be obtained, filed or made when required. No consent or approval of any other Person (including a Tax Equity Investor) is required in connection with the execution, delivery or performance by any Sunnova Party of any Transaction Document to which it is a party except those that have been obtained, filed or made on or prior to the applicable Closing Date.

(n) None of the Sunnova Parties is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds from the transactions contemplated hereby, directly or indirectly, will be used for a purpose that violates, or would be inconsistent with, Regulation T, U or X promulgated by the Federal Reserve Board from time to time. As used in this Section 3(n), the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

(o) All Third-Party Diligence Reports are, as among the parties to this Agreement, deemed to have been obtained by the Issuer pursuant to Rule 15Ga-2 and Rule 17g-10 of the Exchange Act and all legal obligations with respect to any such Third-Party Diligence Report have been timely complied with and will continue to be timely complied with. “Third-Party Diligence Report” means any report generated by a third party with respect to due diligence services obtained by any Sunnova Party within the meaning of Rule 15Ga-2 and Rule 17g-10 of the Exchange Act.

(p) None of the Sunnova Parties has requested (or caused any Person to request) any third party due diligence services, other than the third party due diligence services relating to the Third-Party Diligence Report(s) set forth in Annex F to any NPA Supplement. True and complete copies of each Third-Party Diligence Report have been provided to each Purchaser prior to the furnishing or filing of such report or portion thereof with the U.S. Securities and Exchange Commission or on its 17g-5 website, as applicable.

(q) (i) The Issuer is the owner of the Conveyed Property contributed and sold to it by the Depositor free and clear of all Liens other than Permitted Liens. Each Managing Member is the owner of the related Financing Fund Interests free and clear of all Liens other than Permitted Liens. All assets included in the Trust Estate are free and clear of all Liens other than Permitted Liens. Any and all financing statements and other documents or instruments necessary

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

to perfect the Indenture Trustee’s Lien on the Trust Estate have been filed (or arrangements have been made for such filings to occur within the time permitted under the Indenture or the Managing Member Pledge Agreement) in each filing office necessary for such purpose, and all filing fees and taxes, if any, payable in connection with such filings have been paid in full; and

(ii) The Indenture and the other Transaction Documents create a valid Grant of a security interest to the Indenture Trustee for the benefit of the Noteholders in all right, title and interest of the Issuer in the Trust Estate owned by it that is of a type in which a security interest may be created under Article 9 of the New York UCC. To the extent the UCC does not apply to the perfection of such security interest, all notices, filings and other actions (including the delivery of certificates representing the Managing Member Membership Interests and the instruments of transfer executed in blank) required by all Applicable Law have been taken to perfect such security interest and lien in the assets of the Trust Estate subject to Permitted Liens.

(r) Immediately after giving effect to the purchase of any Notes, each Sunnova Party will be solvent.

(s) None of the Sunnova Parties has indebtedness for money borrowed by such entity other than such indebtedness incurred pursuant to the Transaction Documents.

(t) Neither the Depositor nor the Issuer has agreed or consented to cause or permit any of its property, whether now owned or hereafter acquired, to be subject to a Lien or to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien, in each case other than Permitted Liens.

(u) None of the Sunnova Parties is an “investment company” required to register under the 1940 Act.

(v) None of the Sunnova Parties is (i) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by the Office of Foreign Assets Control, United States Department of the Treasury (“OFAC”) (an “OFAC Listed Person”) (ii) an agent, department or instrumentality of, or is otherwise beneficially owned 5% or more (or, to any Sunnova Party’s knowledge, at a level less than 5%) by, controlled by or acting on behalf of, directly or indirectly, (x) any OFAC Listed Person or (y) any Person, entity, organization, foreign country or regime that is subject to any OFAC sanctions program, or (iii) otherwise blocked, subject to sanctions under or engaged in any activity in violation of other United States economic sanctions, including but not limited to, the Trading with the Enemy Act, the International Emergency Economic Powers Act, the Comprehensive Iran Sanctions, Accountability and Divestment Act or any similar sanctions law or regulation with respect to Iran or any other country, the Sudan Accountability and Divestment Act, any OFAC sanctions program, or any economic sanctions regulations administered and enforced by the United States or any enabling legislation or executive order relating to any of the foregoing (collectively, “U.S. Economic Sanctions”) or Canadian Economic Sanctions Laws (each OFAC Listed Person, each Canada Blocked Person and each other Person, entity, organization and government of a country described in clause (i), clause (ii) or clause (iii), a “Blocked Person”). None of the Sunnova Parties has been notified that its name appears or may in the future appear on a state list of Persons that engage in investment or other commercial activities in Iran or any other country that is subject to U.S. Economic Sanctions or Canadian Economic Sanctions Laws.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(w) No part of the proceeds from the sale of the Notes hereunder constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used by the Issuer, directly or indirectly, (i) in connection with any investment in, or any transactions or dealings with, any Blocked Person, or (ii) otherwise in violation of U.S. Economic Sanctions.

(x) None of the Sunnova Parties (i) has been found in violation of, charged with, or convicted of, money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes under the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act), the USA PATRIOT Act or any other United States, Canada or other law or regulation governing such activities (collectively, “Anti-Money Laundering Laws”) or any U.S. Economic Sanctions violations or violations of Canadian Economic Sanctions Laws, (ii) to any Sunnova Party’s knowledge or, after making due inquiry, is under investigation by any Governmental Authority for possible violation of Anti-Money Laundering Laws or any U.S. Economic Sanctions violations or violations of Canadian Economic Laws, (iii) has been assessed civil penalties under any Anti-Money Laundering Laws or any U.S. Economic Sanctions or Canadian Economic Sanctions Laws, or (iv) has had any of its funds seized or forfeited in an action under any Anti-Money Laundering Laws. Each Sunnova Party has established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that such Person is and will continue to be in compliance with all applicable current and future Anti-Money Laundering Laws and U.S. Economic Sanctions and Canadian Economic Sanctions Laws.

(y) (i) None of the Sunnova Parties (A) has been charged with, or convicted of bribery or any other anti-corruption related activity under any applicable law or regulation in a U.S. or any non-U.S. country or jurisdiction, including but not limited to, the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010 (collectively, “Anti-Corruption Laws”), (B) to any Sunnova Party’s knowledge, after making due inquiry, is under investigation by any U.S. or non-U.S. Governmental Authority for possible violation of Anti-Corruption Laws, (C) has been assessed civil or criminal penalties under any Anti-Corruption Laws or (D) has been or is the target of sanctions imposed by the United Nations, the European Union or Canada; and (ii) to any Sunnova Party’s knowledge, after making due inquiry, such Person has not, within the last five years, directly or indirectly offered, promised, given, paid or authorized the offer, promise, giving or payment of anything of value to a Governmental Authority official or a commercial counterparty for the purposes of: (A) influencing any act, decision or failure to act by such Governmental Authority official in his or her official capacity or such commercial counterparty, (B) inducing a Governmental Authority official to do or omit to do any act in violation of the Governmental Authority official’s lawful duty, or (C) inducing a Governmental Authority official or a commercial counterparty to use his or her influence with a government or instrumentality to affect any act or decision of such government or entity; in each case in order to obtain, retain or direct business or to otherwise secure an improper advantage in violation of any applicable Anti-Corruption Law or which would cause any holder to be in violation of any Anti-Corruption Law applicable to such holder.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(z) No part of the proceeds from the sale of the Notes will be used, directly or indirectly, for any unlawful payments, including bribes, to any Governmental Authority official or commercial counterparty in order to obtain, retain or direct business or obtain any improper advantage in violation of applicable Anti-Corruption Law. Each Sunnova Party has established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that such Person is and will continue to be in compliance with all applicable current and future Anti-Corruption Laws.

(aa) No Person (i) has acted, directly or indirectly, as a broker, finder or financial advisor, other than Whitehall Capital Markets LLC, for any Sunnova Party in connection with the transactions contemplated by this Agreement, or (ii) is entitled to any fee or commission or like payment in respect thereof for which, in respect of both clauses (i) and (ii), any Purchaser may be liable.

(bb) So long as any Note remains outstanding, the Issuer shall maintain and deliver or cause to be delivered annually on the anniversary of the date hereof to the Noteholders evidence of a monitored private placement rating for all outstanding Notes, issued by the Rating Agency. Such costs and expenses related to such rating shall be borne by the Servicer in accordance with the Indenture.

(cc) The principal office of the Issuer where the Issuer’s records are kept (unless then held by the Indenture Trustee) is 20 East Greenway Plaza, Suite 475, Houston, Texas 77046.

(dd) No proceeds of any Notes will be used by the Issuer to acquire any security in any transaction which is subject to Sections 13 or 14 of the Exchange Act.

(ee) None of the Sunnova Parties, Managing Members, Financing Funds nor any ERISA Affiliates thereof, maintains or contributes to, or has any obligation or liability (including any contingent liability) under, any Employee Benefit Plans which would reasonably be expected to result in a Material Adverse Effect.

(ff) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Sunnova Parties to each Purchaser in the first sentence of this Section 2(ff) is made in reliance upon and subject to the accuracy of each Purchaser’s representations in Section 3(i) and Section 3(j) as to the sources of the funds to be used to pay the purchase price of the Notes to be purchased by such Purchaser.

(gg) To the extent required to be delivered in accordance with the Beneficial Ownership Regulation (as defined below), the Beneficial Ownership Certificate (as defined below) of the Issuer most recently delivered to the Purchasers is true and correct in all respects.

(hh) The Issuer shall provide such information and documentation as may reasonably be requested by any Purchaser from time to time for purposes of compliance by each Sunnova Party with applicable laws and any policy or procedure implemented by the Issuer to comply with the 31 C.F.R. § 1010.230 (the “Beneficial Ownership Regulation”). To the extent required by the Beneficial Ownership Regulation, the Issuer shall, as soon as practicable, and in

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

any event within five (5) Business Days after an officer of the Issuer obtains knowledge thereof, notify the Purchasers of any change in the information provided in any Beneficial Ownership Certificate that would result in a change to the list of beneficial owners identified therein and, in connection with each such notice (and at the same time such notice is provided), deliver to the Purchasers a new Beneficial Ownership Certificate, in form and substance reasonably acceptable to the Purchasers.

Section 3. Representations, Warranties and Covenants of each Purchaser. Each Purchaser, severally and not jointly, represents and warrants to, and agrees with the Issuer, on each Closing Date, that:

(a) Such Purchaser (i) is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks involved in purchasing the Notes and to make an informed decision relating thereto, (ii) has the ability to bear the economic risk of such Purchaser’s investment in such Notes, (iii) has been furnished with, and has carefully reviewed, all materials that it considers relevant to an investment in such Notes and (iv) has had a full opportunity to ask questions of and receive answers from each Sunnova Party and any Persons acting on their behalf relating to such Notes and an investment therein.

(b) Such Purchaser acknowledges that no market for the Notes currently exists. Such Purchaser acknowledges that it may find it impossible to liquidate its investment in the Notes at a time when it may be desirable to do so, or at any other time.

(c) No Person (i) has acted, directly or indirectly, as a broker, finder or financial advisor for such Purchaser in connection with the transactions contemplated by this Agreement (as supplemented by the NPA Supplements), or (ii) is entitled to any fee or commission or like payment in respect thereof for which, in respect of both clauses (i) and (ii), the Depositor or the Issuer may be liable.

(d) Such Purchaser has the requisite power and authority to execute and deliver this Agreement (if such Closing Date is the initial Closing Date) and the related NPA Supplement, and to purchase the Notes in accordance herewith, has duly authorized such execution, delivery and purchase, and has duly executed and delivered this Agreement (if such Closing Date is the initial Closing Date) and such NPA Supplement.

(e) Such Purchaser is acquiring the Notes as principal for its own account (or for one or more accounts each holder of which is both a Qualified Purchaser (defined below) and an Institutional Accredited Investor (defined below), and with respect to which accounts the Purchaser has investment discretion) for investment and not with a view toward, or for sale in connection with any distribution thereof in violation of the registration requirements of the Securities Act.

(f) Such Purchaser understands that the Notes have not been and will not be registered under the Securities Act in reliance upon exemptions from the registration requirements thereof, and, if in the future it decides to offer, resell, pledge or otherwise transfer the Notes, such Notes may be offered, resold, pledged or otherwise transferred only in accordance with applicable state and federal securities laws, the provisions of the Indenture (as supplemented by the related

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Indenture Supplements and any other supplemental indentures) and the restrictive legends that the Purchaser understands such Notes will bear on such Notes, including without limitation the requirement for written certifications. In particular, such Purchaser understands that the Notes may be transferred only to a person that is both a Qualified Purchaser (with respect to the Issuer) and an Institutional Accredited Investor. Such Purchaser acknowledges that no representation is made as to the availability of any exemption under the Securities Act or any state securities laws for resale of the Notes. Such Purchaser understands that the Issuer is relying upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth in this Agreement in order to determine the availability of such exemptions.

(g) Such Purchaser has a properly completed and signed Internal Revenue Service Form W-9, Form W-8BEN, W-8BEN-E, W-8ECI, or W-8IMY, as applicable (or applicable successor form) and has delivered it to the Indenture Trustee. By the purchase of the Notes or its acceptance of a beneficial interest therein, such Purchaser acknowledges and agrees that, for all tax purposes, it is entering into this Agreement with the intention that the Notes will be characterized as indebtedness and shall treat the Notes as indebtedness, unless otherwise required by applicable law. The Purchaser also acknowledges and agrees that interest on the Notes will be treated as United States source interest, and, as such, United States withholding tax may apply. Each Purchaser of a Class B Note, and any Person that has or will have a direct or indirect ownership interest in it, is not and will not become a Disqualified Entity.

(h) Such Purchaser is a “qualified purchaser” as defined in Section 2(a)(51) of the 1940 Act (“Qualified Purchaser”) and an “accredited investor” as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act (“Institutional Accredited Investor”).

(i) Each Purchaser of a Class A Note severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

(i) the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or

(ii) the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or;

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(iii) the Source is either (1) an insurance company pooled separate account, within the meaning of PTE 90-1 or (2) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (iii), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(iv) the Source constitutes assets of an “investment fund” (within the meaning of Part VI of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption), no employee benefit plan’s assets that are managed by the QPAM in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, represent more than 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM maintains an ownership interest in the Company that would cause the QPAM and the Company to be “related” within the meaning of Part VI(h) of the QPAM Exemption and (1) the identity of such QPAM and (2) the names of any employee benefit plans whose assets in the investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization, represent 10% or more of the assets of such investment fund, have been disclosed to the Company in writing pursuant to this clause (iv); or

(v) the Source constitutes assets of a “plan(s)” (within the meaning of Part IV(h) of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV(a) of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Part IV(d)(3) of the INHAM Exemption) owns a 10% or more interest in the Company and (1) the identity of such INHAM and (2) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (v); or

(vi) the Source is a governmental plan; or

(vii) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (vii); or

(viii) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 3(i), the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(j) Each Purchaser of a Class B Note represents that each Source being used to pay the purchase price for the Notes by such Purchaser, is not “plan assets” of (i) one or more “benefit plan investors” (as defined in Section 3(42) of ERISA), or (ii) any plan or arrangement that is subject to any law that is substantially similar to Title I of ERISA or Section 4975 of the Code.

Section 4. Conditions Precedent. The obligation of each Purchaser to purchase any Notes of a Series on any Closing Date and the performance by the parties hereto of their respective obligations hereunder are (unless waived in writing by the party or parties for which such condition is included herein) subject to the satisfaction of the following conditions precedent:

(a) On such Closing Date, each of the following documents and instruments (the “Transaction Documents”) shall have been duly authorized, executed and delivered in form and substance satisfactory to the Purchasers and, with respect to such Notes, authenticated by the parties thereto, and shall be in full force and effect and no default shall exist thereunder:

(i) the Notes issued on such Closing Date;

(ii) this Agreement;

(iii) the NPA Supplement with respect to such Series of Notes;

(iv) the Indenture;

(v) the Indenture Supplement with respect to such Series of Notes;

(vi) the Management Agreement;

(vii) the Sale and Contribution Agreement and any related supplemental schedules and Transfer Certificates;

(viii) the Servicing Agreement;

(ix) the Facility Administration Agreement;

(x) the Asset Management Agreement;

(xi) the Custodial Agreement;

(xii) the Managing Member Pledge Agreements;

(xiii) the Parent Guaranty;

(xiv) the Account Control Agreement;

(xv) the Tax Equity Consent to Collateral Assignment;

(xvi) the Financing Fund Documents; and

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(xvii) any other document with respect to such Series of Notes specified in the related Indenture Supplement or NPA Supplement.

(b) On such Closing Date, the Purchasers shall have received opinions, in form and substance reasonably satisfactory to the Purchasers, dated as of such Closing Date, covering the matters set forth in Exhibit D and covering such other matters incident to the transactions contemplated hereby as any Purchaser or its counsel may reasonably request.

(c) All representations and warranties made by each Sunnova Party herein are, as of such Closing Date (except for those representations and warranties expressly made as of an earlier date, which shall be true and correct in all material respects as of such date), true and correct in all material respects.

(d) At least two (2) Business Days prior to such Closing Date for such Notes, the Purchasers shall have received written instructions signed by a responsible officer of the Depositor on behalf of the Issuer on letterhead of the Depositor confirming the following information: (i) the name and address of the transferee bank, (ii) such transferee bank’s ABA number, (iii) the account name and number into which the purchase price for such Notes is to be deposited, and (iv) the interest rate payable on such Notes, which shall be determined as set forth in Exhibit B hereto.

(e) The Purchasers shall have received a ratings letter from the Rating Agency, confirming the Notes to be issued on such Closing Date have received a rating of, with respect to the Class A Notes, at least A-(sf) and, with respect to the Class B Notes, at least BB(sf).

(f) The Rating Agency Condition shall have been satisfied with respect to the Notes of each then-outstanding Series.

(g) Each Sunnova Party shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by such Sunnova Party prior to or on such Closing Date.

(h) All conditions with respect to the issuance of such Notes under the Indenture and all conditions with respect to any asset acquisitions by the Issuer occurring on such Closing Date under the Sale and Contribution Agreement, in each case shall have been, or substantially concurrently therewith shall be, satisfied.

(i) Before and immediately after giving effect to the issuance and sale of such Notes (and the application of the proceeds thereof as contemplated by Section 15), no Default or Event of Default, Early Amortization Event, Facility Administrator Termination Event, Manager Termination Event or Servicer Termination Event shall have occurred and be continuing.

(j) The Issuer shall have delivered to the Purchasers a certificate, dated as of such Closing Date, certifying that the conditions specified in this Section 4 have been fulfilled.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(k) Each Sunnova Party shall have delivered to the Purchasers a certificate, dated as of such Closing Date for such Notes, certifying as to (i) with respect to the Issuer, the resolutions attached thereto relating to the authorization, execution and delivery of such Notes, (ii) the resolutions attached thereto relating to the authorization, execution and delivery of this Agreement, the Indenture and any other Transaction Documents to which it is a party (or that such resolutions have not been amended, supplemented or modified since the most recent Closing Date, as applicable) and (iii) such Sunnova Party’s organizational documents as then in effect.

(l) The Issuer shall have delivered to the Purchasers a certificate, dated as of such Closing Date, regarding beneficial ownership with respect to itself in a form which satisfies the Beneficial Ownership Regulation (each, a “Beneficial Ownership Certificate”).

(m) On such Closing Date, each Purchaser’s purchase of the Notes shall (i) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, ii) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (iii) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by any Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

(n) A private placement number issued by CUSIP service bureau shall have been obtained for each Class of Notes issued on such date.

(o) The Issuer or Depositor, on behalf of the Issuer, shall have paid on such Closing Date the reasonable and documented fees, charges and disbursements of the Purchasers’ counsel for each Class of Notes to the extent reflected in a statement of such counsel rendered to the Issuer at least one (1) Business Day prior to such Closing Date, as contemplated in Section 7 hereof.

(p) At least ten (10) Business Days prior to such Closing Date, the Purchasers shall have received the Financing Fund Documents and any other documents reasonably requested by any Purchaser related to the applicable Financing Fund or to the applicable Solar Assets. Each Purchaser shall be reasonably satisfied with its due diligence review, including with respect to such Financing Funds and such Solar Assets.

(q) There shall have been no objection to the issuance of such Notes by Purchasers with more than 25% of the aggregate Pro Rata Share of the applicable Class of such Notes.

(r) The certificates evidencing the Managing Member Membership Interests along with instruments of transfer related thereto, executed in blank, shall have been delivered to the Indenture Trustee as required by the Transaction Documents.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(s) The Issuer shall have delivered to the Purchasers the following schedules in form and substance reasonably acceptable to each Purchaser:

(i) a schedule (including all material assumptions) of the Scheduled Outstanding Note Balance for each subsequent Payment Date for (A) the Class A Notes and Class B Notes of such Series and (B) the Class A Notes and Class B Notes of all Series;

(ii) a schedule of (A) the Scheduled Financing Fund Expenses, (B) the Scheduled Tax Equity Investor Distributions and (C) the Scheduled Managing Member Distributions, in each case during each calendar year from and including the year of such Closing Date until the Final Maturity Date and assuming that the Purchase Option under each Financing Fund Documents is exercised at the respective Purchase Option Call Date and that no Distribution Variations occur;

(iii) a schedule of the aggregate of Scheduled Host Customer Payments (excluding past due amounts, if any) and Scheduled PBI Payments for all Host Customer Solar Assets, the aggregate of Scheduled Hedged SREC Payments for all Hedged SREC Solar Assets commencing as of the applicable Cut-Off Date for each Payment Date; and

(iv) a schedule of the Aggregate Discounted Solar Asset Balance of the Conveyed Property conveyed on such Closing Date.

(t) Each Purchasers shall have received evidence reasonably satisfactory to it, which may be an opinion of counsel (or a bring-down or reliance letter), that the security interests in and to the Trust Estate intended to be created under the Indenture (as supplemented by the related Indenture Supplement) on or prior to such Closing Date shall have been created in favor of the Indenture Trustee for the benefit of the Noteholders and are (or upon the filing of financing statements, will be) fully perfected and in full force and effect.

(u) After giving effect to the issuance of such Notes, the Collateral Test shall continue to be satisfied.

(v) All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory to each Purchaser and its counsel, and each Purchaser and its counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such counsel may reasonably request.

(w) No Market Disruption Event shall have occurred and be continuing. For the purposes of this Section 4(w), “Market Disruption Event” shall mean (i) the indefinite closing of the domestic market for U.S. Treasury securities or derivatives, (ii) a general and indefinite suspension, material limitation, or significant disruption of trading in securities generally on the New York Stock Exchange or in the domestic market for U.S. Treasury securities or derivatives, (iii) reasonable and adequate means do not exist for ascertaining the BVCSUP10 Index and BVCSUP30 Index or (iv) any Purchaser reasonably determines (which determination shall be conclusive and binding absent manifest error) that the BVCSUP10 Index and BVCSUP30 Index does not adequately reflect the cost to such Purchasers for funding such Notes.

(x) Upon its satisfaction that all conditions precedent set forth herein, in the related NPA Supplement and in the Indenture have been completed, each Purchaser shall, pursuant to Section 5.01(a)(viii) of the Indenture, deliver a confirmation of the same (which confirmation may be by email) to the Indenture Trustee.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Section 5. Limited Recourse. The obligations of the Sunnova Parties under this Agreement (including, without limitation, any claims arising under this Agreement) shall be limited in recourse to the proceeds of the Trust Estate (as defined in and applied in accordance with the Indenture) and to the extent such proceeds are insufficient to meet the obligations of the Sunnova Parties under this Agreement in full, the Issuer shall have no further liability and any outstanding obligations of the Sunnova Parties and all claims against the Sunnova Parties shall be extinguished. Following each Closing Date, all payments by any Sunnova Parties under this Agreement as supplemented by the related NPA Supplement are subject to the Priority of Payments as specified in Section 5.06 of the Indenture. The obligations of the Sunnova Parties and the Purchasers under this Agreement shall be solely the obligations of the applicable Sunnova Parties and the respective Purchasers, respectively, and no such Person shall have any recourse with respect to such obligations to any other Person, including without limitation the directors, officers, managers, shareholders, incorporators, partners, members, settlors, trustees or affiliates of the other party hereto with respect to any claims, losses, damages, liabilities, indemnities or other obligations in connection with the transactions contemplated hereby. This Section 6 shall survive any termination of this Agreement.

Section 6. Transaction Expenses. Whether or not the transaction contemplated hereby is consummated, the Issuer or Depositor, on behalf of the Issuer, will pay all reasonable and documented third party costs and expenses (including attorneys’ fees of a single counsel and single local counsel for each Class of Notes in each applicable jurisdiction retained by the Purchasers, except in the case of a conflict of interest) in connection with the negotiation of this Agreement and the other Transaction Documents and the closing of the transactions contemplated by the Transaction Documents as well as up to $5,000 per Series of expenses for required filings with the National Association of Insurance Commissioner in connection therewith.

Section 7. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT. All representations and warranties contained herein are made as of the applicable Closing Date and shall survive the execution and delivery of this Agreement and the issuance of Notes contemplated hereby. This Agreement, the Notes and the other Transaction Documents embody the entire agreement and understanding between the Purchasers and the Sunnova Parties and supersede all prior agreements and understandings relating to the subject matter hereof.

Section 8. Notice. Any notice or other communication required or permitted hereunder shall be in writing and may be delivered personally or by commercial overnight carrier, by facsimile or electronic mail, or mailed (postage prepaid via the U.S. Postal Service) to the applicable party at the addresses set forth on Exhibit A (or at such other address as the party may designate in writing from time to time); provided, however, any such notice or communication shall be deemed to be delivered only when actually received by the party to whom it is addressed.

Section 9. Successors. This Agreement (a) shall inure to the benefit of and shall be binding upon the Issuer, the Purchasers and their respective successors and assigns and (b) shall inure to the benefit of the Indenture Trustee; provided, however, that notwithstanding anything contained herein to the contrary, (i) the Issuer may not assign any of its rights or delegate any of

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

its duties hereunder or under any of the other Transaction Documents to which it is a party except as permitted pursuant to the terms thereof and (ii) no Purchaser may assign any of its rights or delegate any of its duties hereunder without the prior written consent of the Issuer; provided that, except as set forth below with respect to Benefit Plan Transfers (as defined below), no prior written consent of the Issuer shall be required with respect to any assignment (w) on and after the first anniversary of the date hereof, (x) by a Purchaser to any Affiliate of such Purchaser or to any investment fund or managed account that invests in similar debt instruments and that is managed by the same investment advisor as such Purchaser or an Affiliate of such investment advisor, (y) to another Purchaser named on Exhibit A or (z) after the occurrence and continuance of an Early Amortization Event or an Event of Default. Notwithstanding anything to the contrary, in no event may a Purchaser (or its successor or assign) transfer its rights or delegate any of its duties with respect to the Class B Notes to a transferee that will use “plan assets” of either (i) one or more “benefit plan investors” or (ii) any plan or arrangement subject to any law that is substantially similar to Title I of ERISA or Section 4975 of the Code to purchase Class B Notes (a “Benefit Plan Transfer”). Any Benefit Plan Transfer shall not be given effect and shall be void ab initio. The Indenture Trustee (x) is intended as, and shall be, a third-party beneficiary of the Sunnova Parties under this Agreement and (y) shall be entitled to enforce their rights, remedies and claims hereunder directly against the other parties as though it were a signatory of this Agreement, but shall not be deemed to have, or to have assumed, any obligation or liability hereunder. Nothing expressed herein is intended or shall be construed to give any Person (other than the Persons referred to in the preceding two sentences, in each case, to the extent provided therein or elsewhere in this Agreement) any legal or equitable right, remedy or claim under or in respect of this Agreement or any other agreement or instrument or against any party hereto or thereto or beneficiary hereof or thereof. Notwithstanding anything to the contrary in this Agreement, (i) no Purchaser (including its successors and assigns) may assign any of its rights in and to Class B Notes hereunder to the extent that the Issuer reasonably determines that such assignment may result in the issuance of more than ninety-nine (99) Class B Notes under the Indenture and (ii) no Purchaser (including its successors and assigns) may transfer its rights or delegate any of its duties with respect to the Class B Notes to any Person that is or will become a Disqualified Entity or any Person in which a direct or indirect ownership interest is held or will be held by a Person that is or will become a Disqualified Entity.

Section 10. Applicable Law; Submission to Jurisdiction, Etc.

(a) THIS AGREEMENT SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK INCLUDING ANY CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AGREEMENT WITHOUT REGARD TO CONFLICT OF LAWS RULES OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

(b) EACH PARTY HERETO IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT OR UNITED STATES FEDERAL COURT IN EACH CASE SITTING IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR IN RELATION TO THIS AGREEMENT.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

(c) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT THAT IT MAY LEGALLY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. EACH PARTY HERETO IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY ACTION OR PROCEEDING BY THE MAILING OR DELIVERY OF COPIES OF SUCH PROCESS TO IT AT SUCH PARTY’S ADDRESS SET FORTH ON EXHIBIT A HERETO. EACH PARTY HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

(d) EACH PARTY HERETO IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN RELATION TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 11. Amendments. Except as set forth in Section 17 hereof, no modification, supplement, amendment or waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by the Issuer, the Depositor and the Purchasers representing at least a majority of the unissued aggregate principal amount of each Class of Notes set forth on Exhibit A, and then any such waiver or consent shall be effective only in the specific instance and for the purpose for which given; provided that no amendment or waiver (a) of any of the provisions of Section 1, 2, 3, 4, 5, 6, 9 or this Section 11, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing or (b) may without the written consent of each Purchaser change the percentage of the Purchasers that are required to consent to any amendment or waiver.

Section 12. Severability of Provisions. In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such respective counterparts shall together constitute but one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or other electronic transmission (including, without limitation, via portable document format or “PDF”) shall be as effective as delivery of a manually executed counterpart hereof.

Section 14. Use of Proceeds. The Issuer shall use the proceeds of the Notes (a) to repay any financing secured by the ownership interests in any Managing Members or Financing Funds, as applicable, certain Financing Fund assets and related rights under the respective Financing Fund Documents, (b) pay certain expenses incurred in connection with the issuance of the Notes (including payment of premiums for the Tax Loss Insurance Policy, if any), (c) make any required deposits into the Liquidity Reserve Account and the Lockbox Account and (d) make distributions of remaining proceeds to or as directed by the Depositor, as member of the Issuer.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Section 15. Treatment as Indebtedness. Subject to Section 2.13 of the Indenture, each of the Sunnova Parties and the Purchasers hereby confirm that it will enter into this Agreement (as applicable) and any related NPA Supplement and the Transaction Documents to which it is a party with the intention that the Notes will qualify under applicable tax law as indebtedness. Each of the Sunnova Parties and the Purchasers agree with respect to any Notes (a) to treat and shall treat the Notes as indebtedness for all tax purposes and (b) to take no action or fail to take any action, which could reasonably be expected to prevent the Notes from being treated as indebtedness for tax purposes unless otherwise required by Applicable Law.

Section 16. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Transaction Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Transaction Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-in Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Transaction Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed duplicate hereof, whereupon this Agreement will become a binding agreement between the undersigned in accordance with its terms.

Section 17. Additional Purchasers. Any Person (an “Additional Purchaser”) may, with the consent of the Issuer, but without the consent of any existing Purchaser, become party to this Agreement as a “Purchaser” hereunder solely with respect to the Class B Notes by executing and delivering to the Issuer a Purchaser Joinder Agreement in substantially the form set forth on Exhibit E hereto; provided that, (a) no Additional Purchaser may provide a commitment to purchase Class B Notes (a “Class B Note Purchase Commitment”) unless such Class B Note Purchase Commitment shall first have been offered to BlackRock Financial Management, Inc., for purchase by one of its managed accounts or funds, on identical terms, and it shall have rejected such Class B Note Purchase Commitment, or failed to execute and deliver a Purchaser Joinder Agreement accepting such Class B Note Purchase Commitment within seven (7) Business Days

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

of notification of the terms thereof by the Issuer in writing and (b) such Class B Note Purchase Commitment, when exercised, would not result in such Additional Purchaser failing to be able to make the representations set forth in Section 2.06(n)(xi) of the Indenture. Notwithstanding anything to the contrary in this Agreement, a Purchaser Joinder Agreement may only be entered into in compliance with the limitations on the aggregate principal amount of Notes set forth in Section 1(a) of this Agreement. Upon execution and delivery of such Purchaser Joinder Agreement, any reference to the Purchasers in this Agreement shall be deemed to include such Additional Purchaser, and Exhibit A to this Agreement shall be deemed amended to include the information set forth on Schedule A to such Purchaser Joinder Agreement.

[Signature Pages Follow]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Very truly yours,

SUNNOVA RAYS I ISSUER, LLC, a Delaware limited liability company, as Issuer

By:	/s/ Christopher Smith

Name:	Christopher Smith
Title:	Senior Vice President, Head of Finance and Treasurer

SUNNOVA RAYS I DEPOSITOR, LLC a Delaware limited liability company, as Depositor

By	/s/ Christopher Smith

Name:	Christopher Smith
Title:	Senior Vice President, Head of Finance and Treasurer

Signature Page to Note Purchase Agreement

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

The foregoing Note Purchase Agreement is hereby confirmed and accepted:

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA,

a New York domiciled life insurance company

By:	Nuveen Alternative Advisors LLC, a Delaware limited liability company, its investment manager

By:	/s/ Chris Miller
	Name:	Chris Miller
	Title:	Director

Signature Page to Note Purchase Agreement

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

NEW YORK LIFE INSURANCE COMPANY,

By: NYL Investors LLC, as Investment Manager

By:	/s/ Scott R. Seewald
	Name:	Scott R. Seewald
	Title:	Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION,

By: NYL Investors LLC, as Investment Manager

By:	/s/ Scott R. Seewald
	Name:	Scott R. Seewald
	Title:	Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C),

By: NYL Investors LLC, as Investment Manager

By:	/s/ Scott R. Seewald
	Name:	Scott R. Seewald
	Title:	Vice President

THE BANK OF NEW YORK MELLON, A BANKING CORPORATION ORGANIZED UNDER THE LAWS OF NEW YORK, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE UNDER THAT CERTAIN TRUST AGREEMENT DATES AS OF JULY 1ST, 2015 BETWEEN NEW YORK LIFE INSURANCE COMPANY, AS GRANTOR, JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), AS BENEFICIARY, JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK, AS BENEFICIARY, AND THE BANK OF NEW YORK MELLON, AS TRUSTEE

By: New York Life Insurance Company, as attorney-in-fact

By:	/s/ Scott R. Seewald
	Name:	Scott R. Seewald
	Title:	Vice President

Signature Page to Note Purchase Agreement

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

ALLIANZ LIFE INSURANCE CO. OF NORTH AMERICA,

By: BlackRock Financial Management, Inc.,

as Investment Manager

By:	/s/ James Anderson
	Name:	James Anderson
	Title:	Director

PROTECTIVE LIFE INSURANCE COMPANY,

By: BlackRock Financial Management, Inc.,

as Investment Manager

By:	/s/ James Anderson
	Name:	James Anderson
	Title:	Director

THE SAVINGS BANK LIFE INSURANCE COMPANY OF MASSACHUSETTS,

By: BlackRock Financial Management, Inc.,

as Investment Manager

By:	/s/ James Anderson
	Name:	James Anderson
	Title:	Director

JACKSON NATIONAL LIFE INSURANCE COMPANY,

By: BlackRock Financial Management, Inc.,

as Investment Manager

By:	/s/ James Anderson
	Name:	James Anderson
	Title:	Director

RIMAC SEGUROS Y REASEGUROS,

By: BlackRock Financial Management, Inc.,

as Investment Manager

By:	/s/ James Anderson
	Name:	James Anderson
	Title:	Director

Signature Page to Note Purchase Agreement

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

HR US INFRA DEBT LP,

By: HR US Infra Debt (GenPar), LLC, its general partner

By: BlackRock Financial Management, Inc.,

as Investment Manager

By:	/s/ Jeetu Balchandani
	Name:	Jeetu Balchandani
	Title:	Managing Director

USD IG INFRASTRUCTURE DEBT (IRELAND) DAC,

By: BlackRock Financial Management, Inc.,

as Investment Manager

By:	/s/ Jeetu Balchandani
	Name:	Jeetu Balchandani
	Title:	Managing Director

AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY,

By: BlackRock Financial Management, Inc.,

as Investment Manager

By:	/s/ James Anderson
	Name:	James Anderson
	Title:	Director

Signature Page to Note Purchase Agreement

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

RGA REINSURANCE COMPANY,

By: BlackRock Financial Management, Inc.,

as Investment Manager

By:	/s/ James Anderson
	Name:	James Anderson
	Title:	Director

COUNTRY LIFE INSURANCE CO.,

By: BlackRock Financial Management, Inc.,

its investment manager

By:	/s/ James Anderson
	Name:	James Anderson
	Title:	Director

Signature Page to Note Purchase Agreement

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT A

1. Purchasers

Purchaser	Commitment to Purchase Class A Notes	Commitment to Purchase Class B Notes
Teachers Insurance and Annuity Association of America 730 Third Avenue New York, New York 10017 With a copy to: JPMorgan Chase Bank, N.A. P.O. Box 35308 Newark, New Jersey 07101	$[***]	$[***]

New York Life Insurance Company c/o NYL Investors LLC 51 Madison Ave 2nd Floor, Room 208 New York, New York 10010-0603	$[***]	$[***]

New York Life Insurance and Annuity Corporation c/o NYL Investors LLC 51 Madison Ave 2nd Floor, Room 208 New York, New York 10010-0603	$[***]	$[***]

New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 30C) c/o NYL Investors LLC 51 Madison Ave 2nd Floor, Room 208 New York, New York 10010-0603	$[***]	$[***]

Hare & Co, LLC

On behalf of:

New York Life Insurance Company

c/o NYL Investors LLC

51 Madison Avenue

2nd Floor, Room 208

New York, NY 10010

With a copy to:

The Bank of New York Mellon

c/o Hare & Co, LLC

US Income

2 Hanson Place

Private placement Dept. 10th Floor

Brooklyn, NY 11217

	$[***]	$[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit A-1

Allianz Life Insurance Co. of North America* c/o BlackRock Financial Management, Inc. Infrastructure Debt Group 40 East 52nd Street New York, NY 10022	$[***]	$[***]

Protective Life Insurance Company* c/o BlackRock Financial Management, Inc. Infrastructure Debt Group 40 East 52nd Street New York, NY 10022	$[***]	$[***]

The Savings Bank Life Insurance Company of Massachusetts* c/o BlackRock Financial Management, Inc. Infrastructure Debt Group 40 East 52nd Street New York, NY 10022	$[***]	$[***]

Jackson National Life Insurance Company* c/o BlackRock Financial Management, Inc. Infrastructure Debt Group 40 East 52nd Street New York, NY 10022	$[***]	$[***]

HR US INFRA DEBT LP* c/o BlackRock Financial Management, Inc. Infrastructure Debt Group 40 East 52nd Street New York, NY 10022	$[***]	$[***]

USD IG Infrastructure Debt (Ireland) DAC* c/o BlackRock Financial Management, Inc. Infrastructure Debt Group 40 East 52nd Street New York, NY 10022	$[***]	$[***]

American Equity Investment Life Insurance Company* c/o BlackRock Financial Management, Inc. Infrastructure Debt Group 40 East 52nd Street New York, NY 10022	$[***]	$[***]

*

indicates that such Purchaser is subject to the direction letter delivered to the Indenture Trustee on March 28, 2019 with respect to voting, which letter may be revoked and/or amended from time to time in accordance with the terms thereof.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit A-2

Hare & Co, LLC on behalf of

RGA REINSURANCE COMPANY*

c/o BlackRock Financial Management, Inc.

Infrastructure Debt Group

40 East 52nd Street

New York, NY 10022

With a copy to:

Hare & Co, LLC

The Bank of New York Mellon Corp

Attn: P&I Department

PO BOX 19266

Newark, NJ 07195

	$[***]	$[***]

Country Life Insurance Co. * c/o BlackRock Financial Management, Inc. Infrastructure Debt Group 40 East 52nd Street New York, NY 10022	$[***]	$[***]

2. Issuer

Sunnova RAYS I Issuer, LLC

20 East Greenway Plaza, Suite 475

Houston, Texas 77046

Attn: Chief Financial Officer

Email: treasury@sunnova.com and notices@sunnova.com

3. Depositor

Sunnova RAYS I Depositor, LLC

20 East Greenway Plaza, Suite 475

Houston, Texas 77046

Attn: Chief Financial Officer

Email: treasury@sunnova.com and notices@sunnova.com

4. Facility Administrator, Manager and Servicer

Sunnova RAYS I Management, LLC

20 East Greenway Plaza, Suite 475

Houston, Texas 77046

Attn: Chief Financial Officer

Email: treasury@sunnova.com and notices@sunnova.com

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit A-2

EXHIBIT B

Interest Rate Determination

The interest rate for any Series of Notes will be automatic and determined on the applicable Closing Date as follows:

•

The Class A Notes Interest Rate shall be a percentage (rounded to the nearest hundredths decimal place) equal to (i) ICUR Treasury yield matching the average life of such Series of Class A Notes; plus (ii) the Net Spread at the time such Notes’ interest rate is set.

•	The Class B Notes Interest Rate shall be 6.35%.

For purposes of calculating the Class A Notes Interest Rate, the Net Spread and Spread Premium shall be calculated as follows:

•	Adjusted Spread: shall mean, the Initial Spread plus the Index Spread minus the Initial Index Spread.

•

Index Spread: shall mean, the interpolated yield corresponding to the weighted average life of such Class of such Series of Notes (using BVCSUP10 and BVCSUP30 yields); minus (ii) the ICUR Treasury yield matching the average life of such Series of Notes (to remove the Treasury yield component of the index yield); as of two Business Days Prior to the Funding Date for each Series of Notes

•

Initial Index Spread: shall mean, the interpolated yield corresponding to the weighted average life of such Class of such Series of Notes (using BVCSUP10 and BVCSUP30 yields); minus (ii) the ICUR Treasury yield matching the average life of such Series of Notes (to remove the Treasury yield component of the index yield) as of two Business Days Prior to the Closing Date

•	Initial Spread: shall mean 230 basis points.

•	Net Spread: The Net Spread shall be the greater of (i) 150 bps or (ii) the Adjusted Spread.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit B-1

EXHIBIT C

FORM OF NOTE PURCHASE AGREEMENT SUPPLEMENT

This NOTE PURCHASE AGREEMENT SUPPLEMENT NO. [    ], dated as of [    ], (this “NPA Supplement”), is among SUNNOVA RAYS I ISSUER, LLC (the “Issuer”), SUNNOVA RAYS I DEPOSITOR, LLC (the “Depositor”), SUNNOVA RAYS I MANAGEMENT, LLC (as “Servicer”, as “Manager” and as “Facility Administrator” and, together with the Issuer and Depositor, collectively, the “Sunnova Parties”), and the Purchasers named on Annex A hereto (the “Purchasers”).

Reference is made to (i) the Indenture, dated as of March 28, 2019, among the Issuer and Wilmington Trust, National Association, as indenture trustee (in such capacity, the “Indenture Trustee”), as supplemented by the Indenture Supplement No. [    ], dated as of [    ], (as so supplemented, the “Indenture”), among the Issuer, and the Indenture Trustee, and (ii) the Note Purchase Agreement, dated as of March 28, 2019, (the “Note Purchase Agreement”), among the Sunnova Parties and the Purchasers named therein. Capitalized terms used herein but not defined shall have the meanings set forth in the Indenture or the Note Purchase Agreement, as applicable.

Section 1. Series [    ] Notes.

(a) Pursuant to the Indenture, the Issuer shall issue, and the Purchasers shall purchase, on [    ] (the “Closing Date”) (i) a new Series of Class A Notes designated as the Series [    ] Class A Notes (the “Series [    ] Class A Notes”) [and/or] (ii) a new Series of Class B Notes designated as the Series [    ] Class B Notes (the “Series [    ] Class B Notes” and, together with the Series [    ] Class A Notes, the “Series [    ] Notes”).

(b) The parties are entering into this NPA Supplement pursuant to the Note Purchase Agreement to confirm their understanding of the terms of the Series [    ] Notes. Except to the extent modified by this NPA Supplement, all terms and conditions of the Note Purchase Agreement are hereby ratified, confirmed and incorporated herein. [Each Purchaser not originally a party to the Note Purchase Agreement hereby (i) represents that it is familiar with the terms and conditions contained in the Note Purchase Agreement, (ii) represents that it is in compliance with such terms and conditions as of the date hereof, and (iii) covenants that it shall comply with, adhere to, assume all of the obligations imposed upon it as the Purchaser under and otherwise be bound by the terms and conditions of the Note Purchase Agreement.]

(c) Upon satisfaction of the conditions precedent set forth in the Indenture and the Note Purchase Agreement, the Issuer shall sell and the Purchasers shall severally purchase the Series [    ] Notes in the principal amounts of each Class as set forth beside its respective name in Annex A hereto. The purchased Series [    ] Notes shall be registered in the names and denominations set forth in Annex A hereto.

(d) Immediately after giving effect to the issuance of the Series [ ] Notes on the Closing Date, the Outstanding Note Balance for (i) all Class A Notes of all Series is $[                ] and (ii) all Class B Notes of all Series is $[                ].

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit C-1

(e) The Aggregate Discounted Solar Asset Balance of the Conveyed Property contributed to the Issuer on the related Cut-Off Date is $[                ].

Section 2. Purchase, Sale, Payment and Delivery of the Series [    ] Notes. The sale and purchase of the [Class A Notes and Class B Notes] to be purchased by the Purchasers shall occur, subject to the terms and conditions of the Note Purchase Agreement and this NPA Supplement, on the Closing Date at the offices of [    ] at [10:00 a.m. Eastern time]. On the Closing Date, the Issuer will deliver to each Purchaser (a) the [    ] Class A Notes to be purchased by such Purchaser in the form of a single Class A Note (or such greater number of Class A Notes in denominations of at least $500,000 and integral multiples of $1.00 in excess of thereof as such Purchaser may request or such other amounts as set forth in the applicable Indenture Supplement) or (b) the [    ] Class B Notes to be purchased by such Purchaser in the form of a single Class B Note (or such greater number of Class B Notes in denominations of at least $1,000,000 and integral multiples of $1.00 in excess of thereof as such Purchaser may request or such other amounts as set forth in the applicable Indenture Supplement), as applicable, in each case, dated as of the Closing Date and registered in the applicable Purchaser’s name (or in the name of its nominee as set forth in Annex A hereto), against delivery by such Purchaser to the Issuer or its order of immediately available funds in the amount of the purchase price therefor as set forth in Annex A to this NPA Supplement. If on the Closing Date the Issuer shall fail to tender such Notes to the Purchasers as provided above in this NPA Supplement, or any of the conditions specified in Section 5 of the Note Purchase Agreement with respect to such Notes or in this NPA Supplement shall not have been fulfilled to each Purchaser’s satisfaction or waived by such Purchaser, each Purchaser shall, at its election, be relieved of all further obligations under the Note Purchase Agreement as supplemented by this NPA Supplement with respect to such Notes without thereby waiving any rights such Purchaser may have by reason of any of the conditions specified in Section 5 of the Note Purchase Agreement or this NPA Supplement not having been fulfilled to such Purchaser’s satisfaction or such failure by the Issuer to tender such Notes. Attached hereto as Annex A to this NPA Supplement is a schedule (including all material assumptions) of the Scheduled Outstanding Note Balance for each subsequent Payment Date for (A) the Series 2019-1 Class A Notes and Series 2019-1 Class B Notes and (B) the Class A Notes and Class B Notes of all Series. Attached hereto as Annex B to this NPA Supplement is a schedule of Managing Members and Financing Funds. Attached hereto as Annex C to this NPA Supplement is a schedule of (A) the Scheduled Financing Fund Expenses, (B) the Scheduled Tax Equity Investor Distributions and (C) the Scheduled Managing Member Distributions, in each case during each calendar year from and including the year of such Closing Date until the Final Maturity Date and assuming that the Purchase Option under each Financing Fund Documents is exercised at the respective Purchase Option Call Date and that no Distribution Variations occur. Attached hereto as Annex D to this NPA Supplement is a schedule of the aggregate of Scheduled Host Customer Payments (excluding past due amounts, if any) and Scheduled PBI Payments for all Host Customer Solar Assets, the aggregate of Scheduled Hedged SREC Payments for all Hedged SREC Solar Assets commencing as of the applicable Cut-Off Date for each Payment Date. Attached hereto as Annex E to this NPA Supplement is a schedule of the Aggregate Discounted Solar Asset Balance of the Conveyed Property conveyed on such Closing Date. Attached hereto as Annex F to this NPA Supplement a schedule of Third-Party Diligence Reports.

Section 3. Representations and Warranties. The Sunnova Parties and the Purchasers hereby reaffirm that each of their respective representations and warranties contained in the Note Purchase Agreement and the other Transaction Documents are true and correct in all material

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit C-2

respects (or, if already limited by materiality qualifiers, are true and correct in all respects) as of the date hereof (except to the extent expressly made as of an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date).

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit C-3

Very truly yours,

SUNNOVA RAYS I ISSUER, LLC, a Delaware limited liability company, as Issuer

By:
Name:
Title:

SUNNOVA RAYS I DEPOSITOR, LLC a Delaware limited liability company, as Depositor

By
Name:
Title:

SUNNOVA RAYS I MANAGEMENT, LLC a Delaware limited liability company, as Servicer, as Manager and as Facility Administrator

By
Name:
Title:

Signature Page to NPA Supplement No. [__]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

The foregoing NPA Supplement is hereby confirmed and accepted:

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA,

a New York domiciled life insurance company

By:	Nuveen Alternative Advisors LLC, a Delaware limited liability company, its investment manager

By:
Name:
Title:

Signature Page to NPA Supplement No. [__]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

NEW YORK LIFE INSURANCE COMPANY,

By: NYL Investors LLC, as Investment Manager

By:
Name:
Title:

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION,

By: NYL Investors LLC, as Investment Manager

By:
Name:
Title:

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT,

By: NYL Investors LLC, as Investment Manager

By:
Name:
Title:

HARE & CO, LLC,

By: NYL Investors LLC, as Investment Manager

By:
Name:
Title:

Signature Page to NPA Supplement No. [__]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

ALLIANZ LIFE INSURANCE CO. OF NORTH AMERICA,

By: BlackRock Financial Management, Inc.,
as Investment Manager

By:
Name:
Title:

PROTECTIVE LIFE INSURANCE COMPANY,

By: BlackRock Financial Management, Inc.,
as Investment Manager

By:
Name:
Title:

THE SAVINGS BANK LIFE INSURANCE COMPANY

OF MASSACHUSETTS,

By: BlackRock Financial Management, Inc.,
as Investment Manager

By:
Name:
Title:

JACKSON NATIONAL LIFE INSURANCE COMPANY,

By: BlackRock Financial Management, Inc.,
as Investment Manager

By:
Name:
Title:

Signature Page to NPA Supplement No. [    ]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

RIMAC SEGUROS Y REASEGUROS,

By: BlackRock Financial Management, Inc.,
as Investment Manager

By:
Name:
Title:

HR US INFRA DEBT LP,

By: HR US Infra Debt (GenPar), LLC, its general partner
By: BlackRock Financial Management, Inc.,
as Investment Manager

By:
Name:
Title:

USD IG INFRASTRUCTURE DEBT (IRELAND) DAC,

By: BlackRock Financial Management, Inc.,
as Investment Manager

By:
Name:
Title:

AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY,

By: BlackRock Financial Management, Inc.,
as Investment Manager

By:
Name:
Title:

Signature Page to NPA Supplement No. [    ]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Signature Page to NPA Supplement No. [    ]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

RGA REINSURANCE COMPANY,

By: BlackRock Financial Management, Inc.,
as Investment Manager

By:
Name:
Title:

COUNTRY LIFE INSURANCE CO.,

By: BlackRock Financial Management, Inc.,
its investment manager

By:
Name:
Title:

Signature Page to NPA Supplement No. [    ]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

ANNEX A TO NPA SUPPLEMENT

Name and Address	Series	Principal Amount of Class A Notes	Class A Notes Issue Price	Principal Amount of Class B Notes	Class B Notes Issue Price	Aggregate Purchase Price
TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA 730 Third Avenue New York, New York 10017	[ ]	$[ ]	100%	$[ ]		$[ ]
NEW YORK LIFE INSURANCE COMPANY c/o NYL Investors LLC 51 Madison Ave 2nd Floor, Room 208 New York, New York 10010-0603	[ ]	$[ ]	100%	$[ ]		$[ ]
NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION c/o NYL Investors LLC 51 Madison Ave 2nd Floor, Room 208 New York, New York 10010-0603	[ ]	$[ ]	100%	$[ ]		$[ ]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Annex A-1 to NPA Supplement

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C) c/o NYL Investors LLC 51 Madison Ave 2nd Floor, Room 208 New York, New York 10010-0603	[ ]	$[ ]	100%	$[ ]	$[ ]
HARE & CO., LLC On behalf of: NEW YORK LIFE INSURANCE COMPANY c/o NYL Investors LLC 51 Madison Avenue 2nd Floor, Room 208 New York, NY 10010 With a copy to: The Bank of New York Mellon c/o Hare & Co., LLC US Income 2 Hanson Place Private placement Dept. 10th Floor Brooklyn, NY 11217	[ ]	$[ ]	100%	$[ ]	$[ ]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Annex A-2 to NPA Supplement

ALLIANZ LIFE INSURANCE CO. OF NORTH AMERICA c/o BlackRock Financial Management, Inc. Infrastructure Debt Group 40 East 52nd Street New York, NY 10022	[ ]	$[ ]	100%	$[ ]	$[ ]

PROTECTIVE LIFE INSURANCE COMPANY c/o BlackRock Financial Management, Inc. Infrastructure Debt Group 40 East 52nd Street New York, NY 10022	[ ]	$[ ]	100%	$[ ]	$[ ]

THE SAVINGS BANK LIFE INSURANCE COMPANY OF MASSACHUSETTS c/o BlackRock Financial Management, Inc. Infrastructure Debt Group 40 East 52nd Street New York, NY 10022	[ ]	$[ ]	100%	$[ ]	$[ ]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Annex A-3 to NPA Supplement

JACKSON NATIONAL LIFE INSURANCE COMPANY c/o BlackRock Financial Management, Inc. Infrastructure Debt Group 40 East 52nd Street New York, NY 10022	[ ]	$[ ]	100%	$[ ]	$[ ]

RIMAC SEGUROS Y REASEGUROS c/o BlackRock Financial Management, Inc. Infrastructure Debt Group 40 East 52nd Street New York, NY 10022	[ ]	$[ ]	100%	$[ ]	$[ ]

HR US INFRA DEBT LP c/o BlackRock Financial Management, Inc. Infrastructure Debt Group 40 East 52nd Street New York, NY 10022	[ ]	$[ ]	100%	$[ ]	$[ ]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Annex A-4 to NPA Supplement

USD IG INFRASTRUCTURE DEBT (IRELAND) DAC c/o BlackRock Financial Management, Inc. Infrastructure Debt Group 40 East 52nd Street New York, NY 10022	[ ]	$[ ]	100%	$[ ]	$[ ]

AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY c/o BlackRock Financial Management, Inc. Infrastructure Debt Group 40 East 52nd Street New York, NY 10022	[ ]	$[ ]	100%	$[ ]	$[ ]

HARE & CO., LLC On behalf of: RGA REINSURANCE COMPANY c/o BlackRock Financial Management, Inc. Infrastructure Debt Group 40 East 52nd Street New York, NY 10022 With a copy to: Hare & Co., LLC The Bank of New York Mellon Corp Attn: P&I Department PO BOX 19266 Newark, NJ 07195	[ ]	$[ ]	100%	$[ ]	$[ ]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Annex A-5 to NPA Supplement

COUNTRY LIFE INSURANCE CO. c/o BlackRock Financial Management, Inc. Infrastructure Debt Group 40 East 52nd Street New York, NY 10022	[ ]	$[ ]	100%	$[ ]	$[ ]

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA 730 Third Avenue New York, New York 10017	[ ]	$[ ]	100%	$[ ]	$[ ]

NEW YORK LIFE INSURANCE COMPANY c/o NYL Investors LLC 51 Madison Ave 2nd Floor, Room 208 New York, New York 10010-0603	[ ]	$[ ]	100%	$[ ]	$[ ]

Payment and Notice Instructions

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Annex A-6 to NPA Supplement

I. Payments

All payments on or in respect of the Notes to the Purchasers listed above shall be made in immediately available funds on the due date by electronic funds transfer, to:

JPMorgan Chase Bank, N.A.

ABA # [***]

Account Number: [***]

Account Name: [***]

For Further Credit to the Account Number: [***]

Reference: PPN:

Maturity Date:            /Interest Rate:            %/P&I Breakdown

JPMorgan Chase Bank

ABA # [***]

Account Number: [***]

Account Name: [***]

Reference: PPN:

Maturity Date:            /Interest Rate:            %/P&I Breakdown

JPMorgan Chase Bank

ABA # [***]

Account Number: [***]

Account Name: [***]

Reference: PPN:

Maturity Date:            /Interest Rate:            %/P&I Breakdown

JPMorgan Chase Bank

ABA # [***]

Account Number: [***]

Account Name: [***]

Reference: PPN:

Maturity Date:            /Interest Rate:            %/P&I Breakdown

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Annex A-7 to NPA Supplement

The Bank of New York Mellon

ABA # [***]

Account Number: [***]

Account Name: [***]

Reference: PPN:

Maturity Date:            /Interest Rate:            %/P&I Breakdown

The Bank of New York Mellon

ABA # [***]

Account Number: [***]

Account Name: [***]

Reference: PPN:

Maturity Date:            /Interest Rate:            %/P&I Breakdown

The Bank of NY Mellon

ABA # [***]

Account Number: [***]

Account Name: [***]

Reference: PPN:

Maturity Date:            /Interest Rate:            %/P&I Breakdown

State Street Bank and Trust Company, N.A., New York

ABA # [***]

Account Number: [***]

Account Name: [***]

Reference: PPN:

Maturity Date:            /Interest Rate:            %/P&I Breakdown

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Annex A-8 to NPA Supplement

The Bank of New York Mellon

ABA # [***]

Account Number: [***]

Account Name: [***]

Reference: PPN:

Maturity Date:            /Interest Rate:            %/P&I Breakdown

Citibank N.A., New York

ABA # [***]

Account Number: [***]

Account Name: [***]

Reference: PPN:

Maturity Date:            /Interest Rate:            %/P&I Breakdown

The Bank of New York Mellon

ABA # [***]

Account Number: [***]

Account Name: [***]

Reference: PPN:

Maturity Date:            /Interest Rate:            %/P&I Breakdown

The Bank of New York Mellon

ABA # [***]

Account Number: [***]

Account Name: [***]

Reference: PPN:

Maturity Date:            /Interest Rate:            %/P&I Breakdown

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Annex A-9 to NPA Supplement

STATE STREET BANK AND TRUST COMPANY, N.A., NEW YORK

ABA # [***]

Account Number: [***]

Account Name: [***]

Reference: PPN:

Maturity Date:            /Interest Rate:            %/P&I Breakdown

The Bank of New York Mellon

ABA # [***]

Account Number: [***]

Account Name: [***]

Reference: PPN:

Maturity Date:            /Interest Rate:            %/P&I Breakdown

The Northern Trust Company

ABA # [***]

Account Number: [***]

Account Name: [***]

Reference: PPN:

Maturity Date:            /Interest Rate:            %/P&I Breakdown

Payment Notices

All notices with respect to payments and prepayments of the Notes shall be sent to:

Teachers Insurance and Annuity Association of America

730 Third Avenue

New York, New York 10017

Attention: Securities Accounting Division

Phone: [***]

Facsimile: [***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Annex A-10 to NPA Supplement

With a copy to:

JPMorgan Chase Bank, N.A.

P.O. Box 35308

Newark, New Jersey 07101

New York Life Insurance Company

c/o NYL Investors LLC

51 Madison Ave

2nd Floor, Room 208

New York, New York 10010-0603

New York Life Insurance and Annuity Corporation

c/o NYL Investors LLC

51 Madison Ave

2nd Floor, Room 208

New York, New York 10010-0603

New York Life Insurance and Annuity Corporation

Institutionally Owned Life Insurance Separate Account

c/o NYL Investors LLC

51 Madison Ave

2nd Floor, Room 208

New York, New York 10010-0603

New York Life Insurance Company

c/o NYL Investors LLC

51 Madison Avenue

2nd Floor, Room 208

New York, NY 10010

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Annex A-11 to NPA Supplement

With a copy to:

The Bank of New York Mellon

c/o Hare & Co., LLC

US Income

2 Hanson Place

Private placement Dept. 10th Floor

Brooklyn, NY 11217

Allianz Life Insurance Co. of North America

c/o BlackRock Financial Management, Inc.

Infrastructure Debt Group

40 East 52nd Street

New York, NY 10022

Protective Life Insurance Company

c/o BlackRock Financial Management, Inc.

Infrastructure Debt Group

40 East 52nd Street

New York, NY 10022

The Savings Bank Life Insurance Company of Massachusetts

c/o BlackRock Financial Management, Inc.

Infrastructure Debt Group

40 East 52nd Street

New York, NY 10022

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Annex A-12 to NPA Supplement

Jackson National Life Insurance Company

c/o BlackRock Financial Management, Inc.

Infrastructure Debt Group

40 East 52nd Street

New York, NY 10022

RIMAC Seguros Y Reaseguros

c/o BlackRock Financial Management, Inc.

Infrastructure Debt Group

40 East 52nd Street

New York, NY 10022

HR US INFRA DEBT LP

c/o BlackRock Financial Management, Inc.

Infrastructure Debt Group

40 East 52nd Street

New York, NY 10022

USD IG Infrastructure Debt (Ireland) DAC

c/o BlackRock Financial Management, Inc.

Infrastructure Debt Group

40 East 52nd Street

New York, NY 10022

American Equity Investment Life Insurance Company

c/o BlackRock Financial Management, Inc.

Infrastructure Debt Group

40 East 52nd Street

New York, NY 10022

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Annex A-13 to NPA Supplement

RGA REINSURANCE COMPANY

c/o BlackRock Financial Management, Inc.

Infrastructure Debt Group

40 East 52nd Street

New York, NY 10022

Country Life Insurance Co.

c/o BlackRock Financial Management, Inc.

Infrastructure Debt Group

40 East 52nd Street

New York, NY 10022

Contemporaneous written confirmation of any electronic funds transfer to the Purchaser shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of the Notes, (2) allocation of payment between principal, interest, Make-Whole Amount, other premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

II. Notices and Communications

All notices and communications, including notices with respect to payments and prepayments, shall be delivered or mailed to:

Teachers Insurance and Annuity Association of America

c/o Nuveen Alternatives Advisors LLC

8500 Andrew Carnegie Blvd

Charlotte, NC 28262

Attention: Global Private Markets

Telephone:      [***]

Facsimile:       [***]

Email:             [***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Annex A-14 to NPA Supplement

New York Life

c/o NYL Investors LLC

51 Madison Avenue

2nd Floor, Room 208

New York, New York 10010-1603

Attention: Investment Servicers

                 Private Group

                 2nd Floor

Facsimile:        [***]

Email:              [***]

With a copy to:

c/o NYL Investors LLC

51 Madison Avenue

2nd Floor, Room 208

New York, New York 10010-1603

Attention: Fixed Income Investors – Structured Products Group

                 2nd Floor

Facsimile:        [***]

Email:              [***]

Attention: Office of General Counsel

                  Investment Section, Room 1016

Facsimile:        [***]

BlackRock Financial Management, Inc.—Infrastructure Debt Group

40 East 52nd Street

New York, NY 10022

Attention: [***]

Email: [***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Annex A-15 to NPA Supplement

With a copy to (which shall not constitute notice):

c/o BlackRock, Inc. – Office of the General Counsel

40 East 52nd Street

New York, NY 10022

Attn: Legal Transactions Team

Email: [***]

Taxpayer Identification Number: [***]

Physical Delivery of Notes:

Teachers Insurance and Annuity Association of America

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center

3rd Floor

Brooklyn, New York 11245-0001

Attention: Physical Receive Department

For TIAA A/C #G07040

With a copy to (include note, transmittal letter & tracking information):

Email: [***]

Email: [***]

Email: [***]

New York Life Insurance Company

FedEx delivery address

c/o JPMorgan

4 Metro Tech Center

Physical Receive – 3rd Floor

Brooklyn, NY 11245-0001

Ref: NYLIAC BOLI 30C Yield G11003

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Annex A-16 to NPA Supplement

Physical delivery via messenger:

c/o JPMorgan

4 Metro Tech Center

Physical Receive – Window 5

Brooklyn, NY 11024-0001

Ref: NYLIAC BOLI 30C Yield G11003

New York Life Insurance and Annuity Corporation

FedEx delivery address

c/o JPMorgan

4 Metro Tech Center

Physical Receive – 3rd Floor

Brooklyn, NY 11245-0001

Ref: NYLIAC BOLI 30C Yield G11003

Physical delivery via messenger:

c/o JPMorgan

4 Metro Tech Center

Physical Receive – Window 5

Brooklyn, NY 11024-0001

Ref: NYLIAC BOLI 30C Yield G11003

New York Life Insurance and Annuity Corporation

Institutionally Owned Life Insurance Separate Account

FedEx delivery address

c/o JPMorgan

4 Metro Tech Center

Physical Receive – 3rd Floor

Brooklyn, NY 11245-0001

Ref: NYLIAC BOLI 30C Yield G11003

Physical delivery via messenger:

c/o JPMorgan

4 Metro Tech Center

Physical Receive – Window 5

Brooklyn, NY 11024-0001

Ref: NYLIAC BOLI 30C Yield G11003

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Annex A-17 to NPA Supplement

Hare & Co., LLC

New York Life Insurance Company

c/o The Depository Trust Company

570 Washington Blvd – 5th Floor

Jersey City, NJ 07310

Attention: BNY Mellon/Branch Deposit Department

Account # [***]

Allianz Life Insurance Co. of North America

c/o BlackRock Financial Management, Inc.

Infrastructure Debt Group

40 East 52nd Street

New York, NY 10022

Attention: [***]

Telephone: [***]

Protective Life Insurance Company

c/o BlackRock Financial Management, Inc.

Infrastructure Debt Group

40 East 52nd Street

New York, NY 10022

Attention: [***]

Telephone: [***]

The Savings Bank Life Insurance Company of Massachusetts

c/o BlackRock Financial Management, Inc.

Infrastructure Debt Group

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Annex A-18 to NPA Supplement

40 East 52nd Street

New York, NY 10022

Attention: [***]

Telephone: [***]

Jackson National Life Insurance Company

c/o BlackRock Financial Management, Inc.

Infrastructure Debt Group

40 East 52nd Street

New York, NY 10022

Attention: [***]

Telephone: [***]

RIMAC Seguros Y Reaseguros

c/o BlackRock Financial Management, Inc.

Infrastructure Debt Group

40 East 52nd Street

New York, NY 10022

Attention: [***]

Telephone: [***]

HR US INFRA DEBT LP

c/o BlackRock Financial Management, Inc.

Infrastructure Debt Group

40 East 52nd Street

New York, NY 10022

Attention: [***]

Telephone: [***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Annex A-19 to NPA Supplement

USD IG Infrastructure Debt (Ireland) DAC

c/o BlackRock Financial Management, Inc.

Infrastructure Debt Group

40 East 52nd Street

New York, NY 10022

Attention: [***]

Telephone: [***]

American Equity Investment Life Insurance Company

c/o BlackRock Financial Management, Inc.

Infrastructure Debt Group

40 East 52nd Street

New York, NY 10022

Attention: [***]

Telephone: [***]

RGA REINSURANCE COMPANY

c/o BlackRock Financial Management, Inc.

Infrastructure Debt Group

40 East 52nd Street

New York, NY 10022

Attention: [***]

Telephone: [***]

Country Life Insurance Co.

c/o BlackRock Financial Management, Inc.

Infrastructure Debt Group

40 East 52nd Street

New York, NY 10022

Attention: [***]

Telephone: [***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Annex A-20 to NPA Supplement

ANNEX B TO NPA SUPPLEMENT

Managing Member and Financing Funds

Managing Member	Related Financing Fund	Jurisdiction	% of Share of Each Class Owned by Issuer / Managing Member

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Annex B-1 to NPA Supplement

ANNEX C TO NPA SUPPLEMENT

Project Company Expenses, Scheduled Tax Equity Investor Distributions and Scheduled Managing Member Distributions

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Annex C-1 to NPA Supplement

ANNEX D TO NPA SUPPLEMENT

Scheduled Host Customer Payments, Scheduled PBI Payments

and Scheduled Hedged SREC Payments

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Annex D-1 to NPA Supplement

ANNEX E

Aggregate Discounted Solar Asset Balance

and the share represented by the Depositor Conveyed Property

	ADSAB ($)			% of Total
Issuer Managed Assets	$	[	]	[	]%
Financing Fund Assets (Depositor Conveyed Property)		[	]	[	]%
Hedged SREC Assets		[	]	[	]%

Aggregate Discounted Solar Asset Balance	$	[	]	[	]%

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Annex E-1 to NPA Supplement

ANNEX F TO NPA SUPPLEMENT

Third-Party Diligence Reports

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Annex F-1 to NPA Supplement

EXHIBIT D

Opinions

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

D-1

EXHIBIT E

Form of Purchaser Joinder Agreement

                , 20

This Purchaser Joinder Agreement is dated as of [____], 20[__] and is made by the undersigned (the “Additional Purchaser”) pursuant to the Note Purchase Agreement, dated as of March 28, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”), among SUNNOVA RAYS I ISSUER, LLC (the “Issuer”), SUNNOVA RAYS I DEPOSITOR, LLC (the “Depositor”) and SUNNOVA RAYS I MANAGEMENT, LLC (as “Servicer”, as “Manager” and as “Facility Administrator” and, together with the Issuer and Depositor collectively, the “Sunnova Parties”), and the Purchasers party thereto from time to time (the “Purchasers”). Capitalized terms used herein and not defined have the respective meanings assigned to such terms in the Note Purchase Agreement.

As of the date hereof, the Additional Purchaser has agreed to purchase Notes issued by Issuers pursuant to the Note Purchase Agreement in the aggregate principal amount not to exceed the amounts set forth on Schedule A hereto.

The Additional Purchaser hereby acknowledges and agrees that (a) it has received a true, correct and complete copy of the Note Purchase Agreement and the other Transaction Documents, (b) each of the representations and warranties made by the Purchasers in Section 3 of the Note Purchase Agreement are true and correct with respect to the Additional Purchaser and (c) it shall be bound by each of the other provisions of the Note Purchase Agreement and the other Transaction Documents to which the Purchasers are a party as if originally a party thereto or bound thereby as a Purchaser. From and after the date hereof, the Additional Purchaser shall be a “Purchaser” for all purposes under the Note Purchase Agreement and the other Transaction Documents.

All notices and communications, including notices with respect to payments and prepayments, shall be delivered or mailed to the Additional Purchaser at the address set forth on Schedule A hereto. All payments on or in respect of the Notes to the Additional Purchaser shall be made in immediately available funds on the due date by electronic funds transfer to the account and according to the instructions set forth on Schedule A hereto.

[signature page follows]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

E-1

IN WITNESS WHEREOF, the undersigned has caused this Purchaser Joinder Agreement to be duly executed and delivered by its authorized officer as of the date first written above.

[ADDITIONAL PURCHASER]

By:
Name: Title:

ACKNOWLEDGED AND AGREED TO BY:

SUNNOVA RAYS I ISSUER, LLC

By:
Name: Title:

[SIGNATURE PAGE TO PURCHASE JOINDER AGREEMENT]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

SCHEDULE A TO PURCHASER JOINDER AGREEMENT

INFORMATION RELATING TO

ADDITIONAL PURCHASER

Purchaser	Maximum Class B Notes to be Purchased
[ ] [NOTICE ADDRESS]	[ ]

ABA # [ ] Account Number: [ ] Account Name: [ ] Reference: [ ] PPN: [ ]

Schedule A

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.